UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2024

Kenvue Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-41697	88-1032011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Grandview Road Skillman, New Jersey	08558
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (908)-874-1200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KVUE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)     Kenvue Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders on May 23, 2024. For more information on the following proposals, see the Company’s proxy statement for the 2024 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 10, 2024 (the “2024 Proxy Statement”).

(b)     The final voting results of the matters presented at the 2024 Annual Meeting of Shareholders are set forth below.

1.    Proposal 1 — Election of Directors.

Shareholders elected all 11 director nominees named in the 2024 Proxy Statement to the Company’s Board of Directors (the “Board”) to serve until the Company’s 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Richard E. Allison, Jr.	1,704,415,691	21,084,683	1,199,200	76,246,806
Peter M. Fasolo	1,619,262,350	106,258,483	1,178,741	76,246,806
Tamara S. Franklin	1,699,901,058	25,650,837	1,147,679	76,246,806
Seemantini Godbole	1,699,886,300	25,624,274	1,189,000	76,246,806
Melanie L. Healey	1,693,915,698	31,611,959	1,171,917	76,246,806
Betsy D. Holden	1,693,374,108	32,192,798	1,132,668	76,246,806
Larry J. Merlo	1,691,303,246	34,195,517	1,200,811	76,246,806
Thibaut Mongon	1,698,158,935	27,308,331	1,232,308	76,246,806
Vasant Prabhu	1,693,401,379	32,078,889	1,219,306	76,246,806
Michael E. Sneed	1,619,167,767	106,306,441	1,225,366	76,246,806
Joseph J. Wolk	1,619,361,580	106,134,995	1,202,999	76,246,806

2.    Proposal 2 — Approve, on a Non-Binding Advisory Basis, Named Executive Officer Compensation.

Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
1,672,496,312	52,725,956	1,477,306	76,246,806

3.    Proposal 3 — Approve on a Non-Binding Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation.

Shareholders approved, on a non-binding advisory basis, every 1 year as the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
1,702,135,873	1,254,867	20,726,826	2,582,008	76,246,806

4.    Proposal 4 — Ratify the Appointment of the Company’s Independent Registered Public Accounting Firm for 2024.

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.

For	Against	Abstain
1,800,563,894	1,388,569	993,917

(d)    In light of the preference expressed by the Company’s shareholders through their advisory votes on Proposal 3 as described above, the Board has determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis, until the next advisory vote on the frequency of future advisory votes on named executive officers compensation, which is expected to be held at the Company’s 2030 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENVUE INC.
Date: May 28, 2024	By:	/s/ Edward J. Reed
		Name: Title:	Edward J. Reed Vice President, Corporate Secretary